SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 1, 2011

EDGAR Online, Inc.
 (Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	001-32194 (Commission File Number)	06-1447017 (I.R.S. Employer Identification No.)

50 Washington Street
Norwalk, Connecticut	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   (203) 852-5666

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Amendment No. 1 to our Current Report on Form 8-K (this “Amendment”) to amend our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2011.  The sole purpose of this Amendment is to correct a reference to the date July 2, 2012 in the fourth paragraph of Item 1.01 of such report.  Such reference should be deleted.   Item 1.01, as so amended, appears as set forth below.  Other than such change, no changes have been made in this Amendment to modify or update the other disclosures presented in the 8-K.

Item 1.01	Entry Into a Material Definitive Agreement.

On February 1, 2011, EDGAR Online, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Strategic Alliance Agreement, dated February 12, 2010 (the “Original Agreement” and, as amended by the Amendment, the “Agreement”) with PR Newswire Association LLC (“PR Newswire”).  As of the execution of the Amendment, the Company has determined that the Agreement constitutes a “material definitive agreement” as contemplated by Item 1.01 of Form 8-K, and thus is filing this Form 8-K with respect to the Original Agreement and the Amendment.

Under the Agreement, PR Newswire will offer the Company’s eXtensible Business Reporting Language (“XBRL”) tagging and filing services as part of its Securities and Exchange Commission (“SEC”) compliance offering through PR Newswire’s Vintage Filing Division.

The Original Agreement memorialized a three-year commitment in which the parties agree to jointly offer public companies an SEC compliance solution for financial reporting in XBRL on a non-exclusive basis.  Under the Original Agreement, PR Newswire agreed to pay the Company flat fees to integrate and maintain the infrastructure of the joint offering and variable fees (including volume-based discounts) to be paid on a per filing basis, and also agreed to certain minimum fees for each year of the Agreement.  The Original Agreement allowed either party to terminate if the parties were not able to agree to revised minimums in the second and third year of the original term or if the fees received by the Company did not exceed a threshold amount.

The Amendment extends the Agreement through December 31, 2013 and sets new minimum revenues which PR Newswire shall provide to the Company based on a percentage of PR Newswire’s annual XBRL translation business.  The Amendment contains minimum volume requirements for XBRL translation work to be provided to the Company, with discounts available under certain circumstances. In addition, the Amendment provides PR Newswire with up to 20 seats of the Company’s flagship product, EDGAR Pro, at no cost, throughout the term of the Agreement.

The Agreement contains standard confidentiality, non-solicitation and termination provisions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGAR Online, Inc.

By:	/s/ David Price
David Price
Chief Financial Officer

Dated: February 8, 2011